           FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
                         AND RELATED LOAN DOCUMENTS

     THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT AND RELATED LOAN DOCUMENTS (this "AMENDMENT") is made and entered into as of November 15, 1996, by and between SBS TECHNOLOGIES, INC. (formerly known as SBS Engineering, Inc.), a New Mexico corporation ("BORROWER"), and NATIONSBANK OF TEXAS, N.A., a national banking association ("LENDER"), and is acknowledged and consented to by BERG SYSTEMS INTERNATIONAL, INC., a California corporation ("BERG"), GREENSPRING COMPUTERS, INC., a California corporation ("GREENSPRING"), LOGICAL DESIGN GROUP, INC., a North Carolina corporation ("LDG"), and Bit 3 Computer Corporation, a Minnesota corporation ("BIT 3").


                             W I T N E S S E T H:

     I. Borrower and Lender have previously executed and entered into that certain Amended and Restated Credit Agreement (as modified or amended from time to time, the "CREDIT AGREEMENT"), dated as of April 26, 1996 related to a $6,750,000 term loan and a $2,500,000 revolving line of credit as therein described. The Credit Agreement was executed in amendment and restatement of that certain Credit Agreement dated April 28, 1995, executed by and between Borrower and Lender. Each capitalized term used in this Amendment and not otherwise defined herein shall have the meaning ascribed thereto in the Credit Agreement.

     II. Borrower has acquired (the "LDG ACQUISITION") 100% of the issued and outstanding capital stock of LDG in accordance with the terms of that certain Pooling Agreement dated August 19, 1996, executed by and between Borrower, as purchaser, and LDG and certain individuals, as seller.

     III. Borrower has acquired (the "BIT 3 ACQUISITION") 100% of the issued and outstanding capital stock of Bit 3 in accordance with the terms of that certain Pooling Agreement dated October 8, 1996, executed by and between Borrower, as purchaser, and Bit 3 and certain individuals, as seller.

     IV. Borrower requested Lender's consent to the LDG Acquisition and the Bit 3 Acquisition (sometimes hereinafter referred to collectively as the "ACQUISITIONS") prior to the consummation thereof since the Acquisitions are not permitted under the terms of the Credit Agreement. As a condition to Lender's consent to each of the Acquisitions, Borrower and Lender agreed to modify and amend the Credit Agreement and the other Loan Documents in certain respects, and agreed that LDG and Bit 3 would each guarantee the entire Obligation under the Loan.

     V. In connection with the Bit 3 Acquisition, Borrower incurred no $11,000,000 charge for purchased Research and Development originating from the Bit 3 Acquisition. Borrower has

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT                Page 1
AND RELATED LOAN DOCUMENTS
requested that such charge not be included for purposes of calculating certain financial covenants under the Loan Agreement in order to maintain compliance with such covenants.

     VI. SBS desires to sell substantially all of the assets of its Interactive Computerized Arms Trainer (ICAT) Judgmental Use of Force division (the "ICAT Division") to Firearms Training Systems, Inc. ("FTS") in accordance with the Purchase Agreement dated June 26, 1997, executed by and between SBS and FTS (the "ICAT Purchase Agreement"), and has requested Lender's consent to the sale of such assets.

     VII. Borrower and Lender desire to amend the Credit Agreement and all of the other Loan Documents as herein provided, and LDG, Bit 3, Berg and GreenSpring desire to acknowledge and consent to the same.

     NOW, THEREFORE, for and in consideration of the sum of Ten and No/100 Dollars ($10.00), the covenants and agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged and confessed, the parties hereto hereby covenant and agree as follows:

     1.   MODIFICATIONS TO CREDIT AGREEMENT AND LOAN DOCUMENTS.
          -----------------------------------------------------

     (a) From and after the respective effective date of the LDG Acquisition and the Bit 3 Acquisition, each of LDG and Bit 3 shall for all purposes be a Guarantor and a Subsidiary under, and as such terms are defined in, the Credit Agreement, and all references to such terms in the credit Agreement and all of the other Loan Documents shall refer to and include LDG and Bit 3, in addition to Berg and GreenSpring. Notwithstanding anything to the contrary in the foregoing sentence or in any of the Loan Documents, including without limitation the Collateral Documents. LDG and Bit 3 will not be required to execute a security agreement in favor of Lender covering their respective assets, and the assets of LDG and Bit 3 will not be subject to Lender's liens and security interests securing the Loan.

     (b) The following Exhibits to the Credit Agreement are hereby deleted in their entirety and replaced with the corresponding Exhibits attached hereto as Schedule I and Schedule II and incorporated herein and in the Credit Agreement for all purposes: Exhibit G (Description of Existing Debt) and Exhibit H (List of Subsidiaries).

     (c) Any and all of the terms and provisions of the Credit Agreement, the Notes and any and all other Loan Documents are hereby amended and modified wherever necessary, and even though not specifically addressed herein, so as to conform to the amendments and modifications set forth herein.

     (d) Any and all of the terms and provisions of the Credit Agreement, the Notes and any and all other Loan Documents shall, except as modified and amended hereby, remain in full force

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT                Page 2
AND RELATED LOAN DOCUMENTS

     (e) The full name of the entity defined as "JAMS" in Section 9.11(a) of the Credit Agreement is hereby changed to "ENDISPUTE, INC. D/B/A/
J.A.M.S.ENDISPUTE".

      2. CERTAIN REQUIREMENTS. Borrower shall deliver, or cause to be delivered, to Lender all of the following items as a condition to the effectiveness of this Amendment:

     (a) LDG and Bit 3 shall each execute and deliver to Lender a Guaranty Agreement related to the Credit Facility substantially in the form of the guaranty agreement executed by each of Berg and GreenSpring guaranteeing the Loan.

     (b)  The following corporate documents related to LDG and Bit 3:

          (i) Complete copies of the Certificate of Incorporation or Articles of Incorporation and all amendments thereto, of LDG and bit 3, certified to be true and correct by an authorized officer of the respective corporations;

          (ii) Copies of the Bylaws of LDG and bit 3 certified to be true and correct by an authorized officer of the respective corporation;

          (iii) Copies of certified corporate resolutions of each of LDG and Bit 3 approving the terms of this Amendment, the Credit Agreement, its respective Guaranty Agreement, the modifications to certain of the Loan Documents, and each other Loan Documents, the granting of any and all liens contained therein, and the due execution of all the applicable Loan Documents by authorized officers of LDB or Bit 3, as the case may be;

          (iv) Certificates of incumbency for the respective officers of LDG and Bit 3; and

          (v) Certificates of good standing and existence issued by the state of incorporation of LDG and Bit 3 and from the appropriate governmental authority of each state in which LDG and Bit 3 are required by applicable law to be qualified.

     (c)  The following corporate documents related to Borrower, Berg and
GreenSpring:

          (i) A certificate of the Secretary of Assistant Secretary of Borrowing certifying (A) that, except as indicated therein, there has been no change to the articles of incorporation or bylaws of Borrower, Berg or GreenSpring since the same were furnished to Lender in connection with the execution of the Credit Agreement, 9B) as to the name and title of the officers of Borrower, Berg and GreenSpring and the authority of such officers to execute the agreements required by this Amendment and the Consent Letter, and (C) true, correct and complete resolutions of the Board of Directors of Borrower authorizing the execution of this Amendment and all of the other documents executed respectively by such parties in connection herewith; and


FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT                Page 3
AND RELATED LOAN DOCUMENTS

          (ii) Certificates of good standing and existence issued by the state of incorporation of Borrower, Berg and GreenSpring, as applicable, and from the appropriate governmental authority of each state in which Borrower is required by applicable law to be qualified.

     (d) Lender must receive, in form and substance satisfactory to Lender, such other documents and instruments as Lender may reasonably request in connection with this Amendment, including without limitation a copy of the stock purchase agreements and related documents and UCC search certificates related to the Acquisitions and a copy of the final, executed ICAT Purchase Agreement.

      3. MODIFICATION OF FINANCIAL COVENANTS. For purposes of determining compliance with the financial covenants applicable to Borrower set forth in Sections 6.7, 6.8 and 6.9 of the Loan Agreement, the $11,000,000 one-time non-cash charge taken by Borrower for "Research and Development in Process" associated with the Bit 3 Acquisition, as reflected in Borrower's second quarter 1997 financial statements submitted to Lender, shall not be taken into account in the calculation of such covenants for the applicable quarter and 1997 fiscal year periods. No exclusions or waivers for additional charges or for other periods shall be inferred or permitted from the foregoing.

      4. SALE OF ICAT DIVISION. Lender consents to the sale by Borrower of all or substantially all of the assets included in its INCAT Division according to Borrower's books and as shown in the ICAT Purchase Agreement, on the terms set forth in the ICAT Purchase Agreement, and agrees that such sale in and of itself shall not be a default under the Loan Documents.

      5. REPRESENTATION AND WARRANTIES. Borrower hereby represents and warrants to Lender.

     (a) No Default or Event of Default is in existence under the Loan Documents, and all of the representations and warranties contained in ARTICLE VII of the Credit Agreement and in the other Loan Documents are true and correct in all material respects.

     (b) Each of Borrower; Berg, GreenSpring, LDG and Bit 3 have taken all requisite corporate action necessary for each of them to enter into and perform their respective agreements set forth in this Amendment and all the documents executed in connection herewith, and each of the signatories below has been duly authorized by all necessary corporate action to make and enter into this Amendment as the duly authorized act and deed of each such entity.

     6. COSTS AND EXPENSES. Borrower shall pay all costs and expenses, including reasonable attorneys' fees, of Lender in connection with the drafting, negotiation and closing of this Amendment and the documents to be executed and delivered pursuant hereto and the recordation and filing of any such documents in connection therewith.

     7. CONTINUING LIENS. This Amendment shall in no manner effect or impair the liens or security interests securing payments of the Obligation, and, except as provided in Paragraph 1(a)


FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT                Page 4
AND RELATED LOAN DOCUMENTS
hereof, such liens and security interests shall not in any manner be waived, which liens are acknowledged by each of Borrower, Berg, GreenSpring, LDG and Bit 3 to be valid and subsisting.

     8. GUARANTOR ACKNOWLEDGMENTS; COMMON ENTERPRISES. Each of LDG, Bit 3, Berg and GreenSpring (collectively, "Guarantors") is executing this Amendment in order to acknowledge and consent to the terms and conditions hereof. Borrower and Guarantors are engaged in related businesses as set forth in Borrower's Financial Statements. These operations require financing on a basis such that the credit supplied can be made available from time to time to Borrower and Guarantors, as required for the continued successful operation of Borrower and Guarantors. Borrower has requested that Lender make the Advances under the Credit Agreement available primarily for the purposes of financing the operations of Borrower and Guarantors. Borrower and Guarantors expect to derive benefit (and the boards of directors or other governing body of each of Borrower and Guarantors may reasonably be expected to derive benefit), directly or indirectly, from Advances under the Credit Agreement, both in their separate capacities and as members of the group of companies, since the successful operation and condition of Borrower and each Guarantor is dependent on the continued successful performance of the functions of the group as a whole.

     9. SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon, and shall inure to the benefit of, the parties and their respective representatives, successors and assigns.

     10. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

     11. FINAL AGREEMENT. THIS WRITTEN AMENDMENT, TOGETHER WITH THE OTHER WRITTEN MODIFICATION DOCUMENTS AND THE LOAN DOCUMENTS, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES HERETO WITH RESPECT TO THE MATTERS ADDRESSED HEREIN AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES HERETO.

     12. COUNTERPARTS. This Amendment may be executed in any number of original counterparts, each of which when so executed and delivered shall be deemed an original, and all of which, collectively, shall constitute one agreement, it being understood and agreed that the signature pages may be detached from one of such counterparts and combined with the signature pages from any other counterpart in order that one or more fully executed originals may be assembled.

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEEMENT                Page 5
AND RELATED LOAN DOCUMENTS

     IN WITNESS WHEREOF, the parties have executed this Amendment effective as of the date first above written.

                                           BORROWER:

                                           SBS TECHNOLOGIES, INC. (formerly
                                           known as SBS Engineering, Inc.),
                                           a New Mexico corporation

                                           By: /s/ CHRISTOPHER J. AMENSON
                                               ----------------------------
                                                   Christopher J. Amenson,
                                                   President

                                           LENDER:

                                           NATIONSBANK OF TEXAS, N.A.,
                                           a national banking association


                                           By:      /s/ Brian Gordon
                                                 -----------------------------

                                           Name:        Brian Gordon
                                                 -----------------------------

                                           Title:       Vice President
                                                 -----------------------------

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEEMENT                Page 6
AND RELATED LOAN DOCUMENTS

                CONSENT AND AGREEMENT OF LOGICAL DESIGN GROUP, INC.
                ---------------------------------------------------

     LDG hereby consents and agrees to the terms and provisions of the Credit Agreement and this Amendment, including without limitation the addition of LDG as a Guarantor and a Subsidiary, and agrees to be bound by the provisions thereof relating to LDG in either such capacity.



                                       LOGICAL DESIGN GROUP, INC.,
                                       a New Mexico corporation


                                       By: /s/ CHRISTOPHER J. AMENSON
                                           --------------------------
                                       Name: Christopher J. Amenson
                                             ------------------------
                                       Title: President
                                              -----------------------



                CONSENT AND AGREEMENT OF BIT 3 COMPUTER CORPORATION
                ---------------------------------------------------

     Bit 3 hereby consents and agrees to the terms and provisions of the Credit Agreement and this Amendment, including without limitation the addition of Bit 3 as a Guarantor and a Subsidiary, and agrees to be bound by the provisions thereof relating to Bit 3 in either such capacity.



                                       BIT 3 COMPUTER CORPORATION,
                                       a Minnesota corporation


                                       By: /s/ J.E. DIXON
                                           ----------------------
                                       Name: J.E. Dixon
                                             --------------------
                                       Title: Secretary/Treasurer
                                              -------------------

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEEMENT                Page 7
AND RELATED LOAN DOCUMENTS

                         CONSENT OF EXISTING GUARANTORS
                         ------------------------------

     Each of the undersigned Subsidiaries hereby acknowledges and agrees to the modifications of the Credit Agreement and other Loan Documents made and/or contemplated in this Amendment, and in particular to the provisions of Paragraph 8 of this Amendment, and further acknowledges and agrees that it's Guaranty Agreement, as modified by this Amendment and the documents executed in connection herewith, is and remains in full force and effect.

                                       BERG SYSTEMS INTERNATIONAL, INC., a
                                       California corporation


                                       By: /s/ J.E. DIXON
                                           --------------
                                       Name: J.E. Dixon
                                             ------------
                                       Title: Treasurer
                                              -----------







                                       GREENSPRING COMPUTERS, INC., a California
                                       Corporation


                                       By: /s/ J.E. DIXON
                                           --------------
                                       Name: J.E. Dixon
                                             ------------
                                       Title: Secretary
                                              -----------

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEEMENT                Page 8
AND RELATED LOAN DOCUMENTS

                                 SCHEDULE I
                                 ----------

                                 EXHIBIT "G"
                                 -----------

                            TO CREDIT AGREEMENT
                            -------------------

                       DESCRIPTION OF EXISTING DEBT
                       ----------------------------


1. Unsecured obligation to Peter and Marcia Berg under Non-Compete Covenant executed August 20, 1992, with unpaid balance of $129,982 as of April 26, 1996.

2. Promissory note (purchase money note for software) payable to The CIT Group dated September 27, 1993, with unpaid principal balance of $11,372 as of April 26, 1996.

3. Capital equipment lease payable to The CIT Group dated September 27, 1993, with unpaid principal balance of $10,851 as of April 26, 1996.

SCHEDULE I TO FIRST AMENDMENT TO AMENDED AND RESTATED                    Page 1
CREDIT AGREEMENT AND RELATED LOAN DOCUMENTS

                                 SCHEDULE II
                                 -----------

                                 EXHIBIT "H"
                                 -----------

                            TO CREDIT AGREEMENT
                            -------------------

                           LIST OF SUBSIDIARIES
                           --------------------

      SUBSIDIARY                                  % OF STOCK OWNED BY BORROWER
      ----------                                  ----------------------------

Berg Systems International, Inc.                             100%

GreenSpring Computers, Inc.                                  100%

Logical Design Group, Inc.                                   100%

Bit 3 Computer Corporation                                   100%

SCHEDULE II TO FIRST AMENDMENT TO AMENDED AND RESTATED                    Page 1
CREDIT AGREEMENT AND RELATED LOAN DOCUMENTS